Exhibit 99.1

NEW YORK CITY REIT 1 st Quarter 2019 Investor Presentation

2 NYCR Highlights ▪ Increased portfolio occupancy from 88.0% to 94.6% year - over - year ▪ 9 Times Square lease - up has been extremely successful with occupancy increasing 22% to 84.4% as of Q1 2019 compared to 69.1% as of Q1 2018 ▪ Includes commencement of LW Hospitality ▪ Successful lease - up at 123 William Street with the commencement of a replacement lease with Fundera, Inc. to take additional space with annualized straight - line rent (1) of $56 per square foot, resulting in an increased remaining lease term of 10.3 years as compared to 7.5 years ▪ On April 26, 2019, New York City REIT entered into a 5 - year term loan agreement with Capital One for $55 million with an attractive fixed interest rate of 3.6725% ▪ The loan is secured by 9 Times Square and the Company expects to use the proceeds for general corporate purposes including future acquisitions New York City REIT improved portfolio occupancy to approximately 95% 1) Represents the GAAP basis annualized straight - line rent that is recognized over the term of the respective leases on a per squar e foot basis; includes free rent, periodic rent increases, and excludes recoveries.

3 Q1 2019 Leasing Activity Property Rentable SF 3/31/2018 Occupancy 3/31/2019 Occupancy Occupied SF Increase / (Decrease) Increased Occupancy 123 William Street 543k SF 90% 100% 53k SF x 1140 Avenue of the Americas 242k SF 89% 91% 5k SF x 9 Times Square 167k SF 69% 84% 26k SF x Other Same - Store Properties (3 Properties) 133k SF 100% 91% (12k) SF - 2018 Acquisition (1 Property) 18k SF N/A 100% 18k SF N/A NYCR Portfolio 1.1 million SF 88.0% 94.6% 90k SF x 1) 2018 Occupancy does not include the Brooklyn medical office building which was purchased in October 2018. This asset is 100% occ upied as of 3/31/2019 and has 17.5k SF.

4 Key Initiatives 1) Based on total mortgage notes payable, gross less cash and cash equivalents divided by total real estate investments at cost as of March 31, 2019. NYCR Continues to Execute its Investment Strategy ▪ NYCR’s management team is continuing to focus on its strategic objectives: ▪ Emphasis on leasing activity, including both new leases and renewal activity to drive occupancy ▪ Maintain an efficient capital structure ▪ Pursue selective acquisitions in New York City ▪ Position the Company for a liquidity event or sale ▪ Improved occupancy at NYCR’s three largest properties in comparison to First Quarter 2018: ▪ 123 William Street ▪ 1140 Avenue of the Americas ▪ 9 Times Square ▪ Net leverage remains low at 32% (1) providing room for additional leverage and potential portfolio growth

5 NYCR continues to be bullish on the long - term fundamentals in the New York City real estate market, particularly in the Manhattan office market New York City Market Trends Manhattan Overall Net Absorption/Asking Rents (2) NYC population is forecasted to reach 8.8mm people in 2030 Overall Vacancy Rate - Manhattan Office (2) 7.07 7.32 8.01 8.24 8.55 8.82 5.00 5.50 6.00 6.50 7.00 7.50 8.00 8.50 9.00 9.50 1980 1990 2000 2010 2020 2030 Millions NYC employment is currently at a historical ten - year high NYC Population at Record High (3) 3,712 3,730 3,818 3,905 3,999 4,130 4,255 4,341 4,414 4,525 4,615 0 1,000 2,000 3,000 4,000 5,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NYC Employment Trends (1) Jobs in 000's 1) Source: Bureau of Labor Statistics 2) Source: Cushman & Wakefield Research, Marketbeat Manhattan Office Q1 2019 3) Source: New York City Department of City Planning

6 Portfolio Overview (as of March 31, 2019) 1) Data as of 3/31/2019. 2) Remaining lease term in years as of 3/31/2019, calculated on a weighted - average basis, as applicable. 3) Mortgage notes payable, gross as of 3/31/2019. 4) In April 2019, NYCR entered into a term loan agreement with Capital One for a $55.0 million loan secured by, among other thin gs, a mortgage lien on the previously unencumbered 9 Times Square property. ▪ Seven properties consisting of 1,102,584 square feet (1) ▪ Portfolio occupancy of 94.6% (1) ▪ Weighted average remaining lease term of 6.1 years (2) NYCR’s portfolio of $774 million of real estate investments at cost is concentrated in seven mixed - use office and retail condominium buildings located in New York City Real Estate Investment Summary ($ amounts in thousands) Portfolio Acquisition Date Number of Properties Rentable Square Feet (1) Occupancy (1) Remaining Lease Term (2) Debt (3) Unencumbered Assets 421 W 54th Street - Hit Factory Jun. 2014 1 12,327 0% 0 9 Times Square (4) Nov. 2014 1 167,390 84.4% 7.8 Unencumbered Sub - total 2 179,717 78.6% 7.8 Encumbered Assets 400 E 67th Street - Laurel Sept. 2014 1 58,750 100% 7.1 $44,610 200 Riverside Boulevard - ICON Sept. 2014 1 61,475 100% 18.5 $5,390 123 William Street Mar. 2015 1 542,676 100% 7.0 $140,000 1140 Avenue of the Americas Jun. 2016 1 242,466 91.3% 3.5 $99,000 8713 Fifth Avenue Oct. 2018 1 17,500 100% 6.2 $10,000 Encumbered Sub - total 5 922,867 97.7% 5.8 $299,000 Portfolio Totals 7 1,102,584 94.6% 6.1 $299,000 Note: Map shows six properties located in Manhattan. Medical office building in Brooklyn not pictured.

7 Balance Sheet and Distribution Update $ amounts in 000’s 1) Other Assets includes accumulated depreciation partially offset by, among other items, restricted cash as of 3/31/2019 in the am ount of $7.9M. 2) Based on total mortgage notes payable, gross less cash and cash equivalents divided by total real estate investments at cost as of 3/31/2019. 3) NOI, or net operating income, is a non - GAAP measure. See page 10 of this presentation for a detailed reconciliation schedule of NOI. Consolidated Balance Sheets Q1 2019 Q4 2018 Total Real Estate Investments (at Cost) $773,779 $774,494 Cash 48,574 47,952 Other Assets (1) (16) (48,704) Total Assets $822,337 $773,742 Mortgage Note Payable, net of deferred financing costs $291,875 $291,653 Other Liabilities 91,415 38,409 Total Liabilities 383,290 330,062 Total Stockholders' Equity 439,047 443,680 Total Liabilities & Equity $822,337 $773,742 Property Outstanding Loan Amount as of 3/31/2019 Fixed / Floating Effective Interest Rate Maturity 123 William Street $140,000 Fixed 4.73% March 2027 1140 Avenue of the Americas 99,000 Fixed 4.17% July 2026 Laurel Condo / ICON Garage 50,000 Fixed 4.58% May 2028 8715 Fifth Avenue 10,000 Fixed 5.04% November 2028 Less: deferred financing costs, net (7,125) Total / Wtd. Average $291,875 4.54% Distribution Update As previously discussed, NYCR continues to experience progress of our previously announced leasing initiatives which were funded, in part, by the suspension of the monthly distribution. The benefits of this progress are highlighted below and NYCR expects to realize additional cash inflows in the future: ▪ $1.2 million increase in Cash NOI (3) to $7.9 million year - over - year ▪ 7.5% increase in occupancy year - over - year, including 6 leases that have commenced but are not yet paying rent ▪ As additional rent commences under the new leases from the free rent burn - off, our board of directors will continue to evaluate the resumption of distributions NYCR maintains a conservative balance sheet as net leverage stands at 32% (2)

8 Management Team Katie Kurtz Chief Financial Officer and Treasurer ▪ Previously served as chief accounting officer at Carlyle GMS Finance, Inc., The Carlyle Group’s business development company, Director of Finance and Controller for New Mountain Finance Corporation, and Controller at Solar Capital Ltd ▪ Ms. Kurtz began her career at PricewaterhouseCoopers, LLP ▪ Ms. Kurtz is a certified public accountant in New York State Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Previously served as Senior VP of sales and leasing for American Financial Realty Trust (AFRT) ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (REISA) Zachary Pomerantz Senior Vice President of Asset Management ▪ Former Asset Manager for NYRT, a nearly 2.0 million square foot portfolio of New York City properties ▪ Previously worked at ProMed Properties, Swig Equities, Tishman Speyer and Mall Properties

9 Supplemental Information On March 13 , 2019 , the Company filed an amendment to its charter changing its name from American Realty Capital New York City REIT, Inc . to New York City REIT, Inc . On April 26 , 2019 , the Company, entered into a term loan agreement with Capital One, National Association, as administrative agent, and the other lenders party thereto for a $ 55 . 0 million loan with an interest rate fixed at 3 . 6725 % by a swap agreement . The loan has a maturity date of April 26 , 2024 , and requires monthly interest - only payments, with the principal balance due on the maturity date . The loan is secured by, among other things, a mortgage lien on the Company’s previously unencumbered 9 Times Square property . Note: Refer to NYCR’s Annual Report on Form 10 - Q for the quarter ended March 31, 2019 filed on May 15, 2019 for a full descripti on.

10 Reconciliation of Non - GAAP Metrics: NOI Net Operating Income (NOI) Reconciliation Schedule (in thousands) Three Months Ended March 31, 2019 Three Months Ended March 31, 2018 Net Loss (in accordance with GAAP) $ (4,584) $ (6,584) Other income (154) (64) General & Administrative 1,931 3,004 Asset and property management fees to related parties 1,548 1,483 Acquisition & Transaction Related - - Depreciation & Amortization 7,414 7,731 Interest Expense 3,560 2,803 Gain on sale of investment securities - - Accretion of below - and amortization of above - market lease liabilities and assets, net (467) (610) Straight - line rent (revenue as a lessor) (1,411) (1,126) Straight - line ground rent (expense as lessee) 27 27 Cash NOI $ 7,864 $ 6,664

11 Important Information Risk Factors For a discussion of the risks which should be considered in connection with our company, see the section entitled “Item 1 A . Risk Factors” in New York City REIT, Inc . ’s (the “Company” or “NYCR”) Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) on March 15 , 2019 . Forward - Looking Statements This presentation may contain forward - looking statements . These forward - looking statements involve substantial risks and uncertainties . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements the Company makes . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements .

12 Risk Factors There are risks associated with an investment in our Company . The following is a summary of some of these risks . For a discussion of the risks which should be considered in connection with our Company, see the section entitled “Item 1 A . Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the SEC on March 15 , 2019 . • All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in our advisor, New York City Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global") ; as a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor’s compensation arrangements with us and other investor entities advised by AR Global affiliates, and conflicts in allocating time among these entities and us, which could negatively impact our operating results ; • We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of our tenants ; • We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which may impact operations ; • Effective March 1 , 2018 , we ceased paying distributions . There can be no assurance we will be able to resume paying distributions at our previous level or at all ; • Our properties may be adversely affected by economic cycles and risks inherent to the New York metropolitan statistical area ("MSA"), especially New York City ; • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates ; • We may fail to continue to qualify to be treated as a real estate investment trust for United States federal income tax purposes ("REIT") ; • Because investment opportunities that are suitable for us may also be suitable for other AR Global - advised programs or investors, our Advisor and its affiliates may face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders ; • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid ; • Our stockholders are limited in their ability to sell their shares pursuant to our share repurchase program (the "SRP") which is currently suspended and may have to hold their shares for an indefinite period of time ; • If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives, or pay distributions ; and • As of December 31 , 2018 , we owned only seven properties and therefore have limited diversification .

13 ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com NewYorkCityREIT.com